UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☒     Definitive Proxy Statement

☐     Definitive Additional Materials

☐     Soliciting Material Pursuant to §240.14a-12

LF CAPITAL ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

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LF CAPITAL ACQUISTION CORP.
600 Madison Avenue, Suite 1802
New York, NY 10022

To the Stockholders of LF Capital Acquisition Corp.:

You are cordially invited to attend the 2019 annual meeting of stockholders (the “Annual Meeting”) of LF Capital Acquisition Corp. (the “Company”) to be held on Tuesday, December 3, 2019 at 11:30 a.m., local time, at the offices of Venable LLP, located at 1270 Avenue of the Americas, 24th Floor, New York, NY 10020 to consider and vote upon the following proposals:

1.	To elect two directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2021 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of RSM US LLP to serve as our independent registered public accounting firm for the year ending December 31, 2019; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” THE RATIFICATION OF RSM US LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on October 24, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Philippe De Backer
Chief Executive Officer and Director

This proxy statement is dated October 30, 2019
and is being mailed with the form of proxy on or shortly after October 30, 2019.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

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LF CAPITAL ACQUISITION CORP.
600 Madison Avenue, Suite 1802
New York, NY 10022

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 3, 2019

To the Stockholders of LF Capital Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2019 annual meeting of stockholders (the “Annual Meeting”) of LF Capital Acquisition Corp., a Delaware corporation (the “Company”), will be held on Tuesday, December 3, 2019 at 11:30 a.m., local time, at the offices of Venable LLP, located at 1270 Avenue of the Americas, 24th Floor, New York, NY 10020, to consider and vote upon the following proposals:

1.	To elect two directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2021 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of RSM US LLP (“RSM”) to serve as our independent registered public accounting firm for the year ending December 31, 2019; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on October 24, 2019 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/lfcapitalacquisitioncorp/2019.

By Order of the Board,

/s/ Philippe De Backer
Chief Executive Officer

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TABLE OF CONTENTS

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LF CAPITAL ACQUISITION CORP.
600 Madison Avenue, Suite 1802
New York, NY 10022

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS
To be held on Tuesday, December 3, 2019, at 11:30 a.m., local time at the offices of Venable LLP
1270 Avenue of the Americas, 24th Floor
New York, NY 10020

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of LF Capital Acquistion Corp. , a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Tuesday, December 3, 2019 at 11:30 a.m., local time, at the offices of Venable LLP, located at 1270 Avenue of the Americas, 24th Floor, New York, NY 10020, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about October 31, 2019.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2019.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect two directors to serve as Class I directors on the Board until the 2021 annual meeting of stockholders or until their successors are elected and qualified; and

2.	To ratify the selection by our Audit Committee of RSM US LLP (“RSM”) to serve as our independent registered public accounting firm for the year ending December 31, 2019.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for Director and “FOR” the ratification of the selection of RSM as our independent registered public accounting firm.

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Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $.0001 per share, as of the close of business on October 24, 2019 are entitled to vote at the Annual Meeting. As of the Record Date, there were 15,525,000 shares of our Class A common stock issued and outstanding and 3,881,250 shares of our Class B common stock issued and outstanding, respectively.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On October 24, 2019, there were 15,525,000 shares of our Class A common stock and 3,881,250 shares of our Class B common stock, respectively outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 9,703,126 shares of common stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Philippe De Backer, our Chief Executive Officer, and Scott Reed, our Chief Financial Officer, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Messrs. De Backer and Reed to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

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If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of Class I directors is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our Audit Committee of RSM as our independent registered public accounting firm?

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Approval of the proposal to ratify the selection of RSM as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by stockholders present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 600 Madison Avenue, Suite 1802, New York, NY 10022 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees and “FOR” the ratification of RSM to serve as our independent registered public accounting firm.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who is the sponsor of the Company?

References throughout this proxy statement to our “sponsor” are to Level Field Capital, LLC, a Delaware limited liability company, an affiliate of certain of our officers and directors.

Who can help answer my questions?

You can contact our President, Philippe De Backer at (212) 688-1005 or by sending a letter to Mr. De Backer at the offices of the Company at 600 Madison Avenue, Suite 1802, New York, NY 10022 with any questions about the proposals described in this proxy statement or how to execute your vote.

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THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of LF Capital Acquisition Corp. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Tuesday, December 3, 2019, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of Venable LLP, located at 1270 Avenue of the Americas, 24th Floor, New York, NY 10020, on Tuesday, December 3, 2019, at 11:30 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

●	To elect two directors to serve as Class I directors on the Board until the 2021 annual meeting of stockholders or until their successors are elected and qualified; and

●	To ratify the selection by our Audit Committee of RSM to serve as our independent registered public accounting firm for the year ending December 31, 2019.

Record Date, Voting and Quorum

Our Board fixed the close of business on October 24, 2019, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 15,525,000 shares of our Class A common stock issued and outstanding and 3,881,250 shares of our Class B common stock issued and outstanding, respectively, and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

The holders of 9,703,126 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election directors is required to elect directors.

The approval of the proposal to ratify the selection of RSM as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chief Executive Officer and the Chief Financial Officer to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

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Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Dr. Krauss and Mr. Williamson.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director and “FOR” the ratification of the selection of RSM as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Executive Officer, Philippe De Backer, at (212) 688-1005.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (LF Capital Acquisition Corp., 600 Madison Avenue, Suite 1802, New York, NY 10022) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of LF Capital Acquisition Corp. as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

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Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at LF Capital Acquisition Corp., 600 Madison Avenue, Suite 1802, New York, NY 10022. Our telephone number at such address is (212) 688-1005.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Baudouin Prot	74	Chairman of the Board
Philippe De Backer	63	Chief Executive Officer and Director
Scott Reed	49	President, Chief Financial Officer and Director
Elias Farhat	54	Director
Gregory P. Wilson	67	Director
Djemi Traboulsi	52	Director
James Erwin	75	Director
Karen Wendel	62	Director

Baudouin Prot has been a Director since October 2017 and was appointed Chairman of the Board in February 2018. Mr. Prot served as the Chairman of BNP Paribas SA, one of the largest banks in the world, from June 2011 to December 2014. Previous to that Mr. Prot served as a member of the Board at BNP Paribas SA from June 2000 to June 2011 prior to his appointment as Chairman of the Board. Mr. Prot served as the Chief Executive Officer and President of BNP Paribas SA from June 2003 to June 2011. Between 2003 and 2014 the French bank tripled its shareholders’ equity (from €25.7B to €77.1B), doubled revenues (from €18B to €39B) and doubled headcount (from 89,000 to 185,000 employees). During his tenure as Chairman and CEO of BNP Paribas, implemented a successful expansion strategy in the U.S. via its U.S.-based subsidiary, BancWest, including: (i) $1.2B acquisition of Community First Bankshares, Inc.; (ii) $1.36B acquisition of Commercial Federal Corporation and (3) $245M acquisition of USDB Bancorp. Mr. Prot served as Chief Operating Officer at BNP Paribas SA from 1996 to 2003. Early in his career, Mr. Prot was at the French Treasury, from 1976 to 1980. Mr. Prot had the rank of inspecteur des finances in the French Ministry of Finance and the Ministry of industry until 1983. Mr. Prot joined Banque Nationale de Paris in 1983 where he served in various positions until 2014, including Executive Vice-President and Chief Executive Officer. Mr. Prot currently serves as an Independent Director of Veolia Environment, S.A. (EPA: VIE), Kering SA (EPA: KER), Foncia Group S.A. and BGL BNP Paribas S.A. Mr. Prot previously served as an Independent Director of Lafarge S.A., and as a Director of Erbe SA (Belgium) and Pargesa. Mr. Prot previously served as Chairman of Association Francaise des Banques. Mr. Prot was named “Financier of the Year” for the successful integration of BNL in 2006 and again in 2009. Mr. Prot was the recipient of the Foreign Policy Association award (USA) for “Corporate Social Responsibility” in 2007.

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Mr. Prot was named “Strategist of the Year” by the financial daily newspaper La Tribune for the integration of the Fortis in 2009. In 2010, the Institutional Investor magazine named Mr. Prot “Best European Banking CEO”. Mr. Prot has been named Officer of the Legion of Honor and Officer of the National Order of Merit. Mr. Prot is an alumnus of the HEC Business School where he received an MBA in 1972 and the National School of Administration (ENA) from where he graduated in 1976.

Philippe De Backer has been a Director and our Chief Executive Officer since October 2017. Mr. De Backer has worked since 1992 with Bain & Company, a leading global consulting firm, in various roles in the financial services sector in all segments of banking and capital markets. Mr. De Backer served as an Advisory Partner at Bain & Company from January 2016 until August 2017. Previously, Mr. De Backer was the Senior Partner in charge of Bain & Company’s Global Financial Services Group from 2010 to 2015 and the Managing Director in charge of Bain & Company’s European Financial Services Group from 2004 to 2007. Mr. De Backer’s experience includes all facets of strategy and development, ranging from corporate strategy to operations improvement. In particular, Mr. De Backer has extensive personal experience in mergers and acquisitions while working with client banks on repeated acquisitions in numerous different geographies. Prior to joining Bain & Company, Mr. De Backer was the CEO of ADB, an electronics company which is part of the Siemens Group from 1983 to 1988. This CEO role provided Mr. De Backer extensive experience in high-tech particularly in the field of artificial intelligence. Following Mr. De Backer’s service at ADB he was the Managing Partner at Carre Orban & Partners (later Korn Ferry) (NYSE: KFY), a European based consultancy firm from 1988 to 1993 as well as the Head of Organizational practice from 1989 to 1993. Mr. De Backer has co-authored four books on management which include Maximum Leadership, Go East, Management Audit and most recently Reinvent Retail Banking. Mr. De Backer has authored many articles in specialized financial services publications and is a frequent keynote speaker at global business conferences. Mr. De Backer is a graduate of Colgate University where he received a Bachelor of Arts in economics with high honors, magna cum laude and Phi Beta Kappa. Mr. De Backer also holds an MBA from the Amos Tuck School at Dartmouth College.

Scott Reed has been a Director and our President and Chief Financial Officer since October 2017. Mr. Reed is the co-founder of BankCap Partners, a private equity firm that focuses on investments in the U.S. commercial banking space, and has served as a Partner and Director of BankCap Partners since May 2006. Mr. Reed has over 20 years in the financial services and strategic consulting industries. As a Partner at BankCap, Mr. Reed focuses on transaction sourcing, structuring and processing, capital raising activities and oversight of BankCap’s portfolio investments. Mr. Reed began his career as a derivatives trader at Swiss Bank Corporation from 1992 to 1995. Mr. Reed worked as a consultant at Bain & Company from 1997 to 2000. Mr. Reed was an investment banker in the Financial Institutions Group at Bear Stearns from 2000 to 2002. Prior to founding BankCap, Mr. Reed was Senior Vice President, Director of Corporate Strategy and Planning of Carreker Corporation, a financial technology company based in Dallas. Mr. Reed is a graduate of the University of Virginia with a B.S. in Commerce and a B.A. in History. Mr. Reed received his MBA from the Amos Tuck School at Dartmouth College, where he was an Edward Tuck Scholar. Mr. Reed currently serves as a director of Silvergate Capital Corporation, Vista Bancshares and InBankshares Corporation (as well as a director of each of the three institutions’ underlying commercial banks) and previously served as a director of Xenith Bankshares and the institutions underlying commercial bank.

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Elias Farhat has served as a member of our Board of Directors since August 2017. Mr. Farhat is the Chief Strategy Officer for Candriam Investors Group, an asset management company with over $120 billion under management and has served in this role since October 2016. He is also member of Candriam’s Group Strategy Committee and of its Executive Committee. From 2003 to 2016, Mr. Farhat was a Partner of Capital E, a private equity and real estate firm, and held several board and advisory positions at portfolio companies with ties to Capital E. Mr. Farhat was also the Founder and Managing Partner of Velocity Advisors, a Private Equity advisory which sourced and structured transactions on behalf of institutional investors. From 1990 to 2002, Mr. Farhat was Vice President and Partner at Bain & Company where he spent 12 years as a management consultant across Europe, the US and Latin America. At Bain, Mr. Farhat has advised boards, CEOs and senior management of Fortune 1000 companies as well as several buyout funds on a broad range of strategic, operational, financial and organizational issues. He has led Bain’s Private Equity Group activities in the Southern US region and was involved in its Investment Committee. Mr. Farhat currently serves as a Director of Lakeside Advisors. Mr. Farhat previously served as a Director of Huron Inc. and CBI. Mr. Farhat is a graduate of Ecole Supérieure des Sciences Economiques et Commerciales (ESSEC) in Paris.

Gregory P. Wilson has served as a member of our Board of Directors since October 2017. Mr. Wilson has served since January 2006 as Founder and President of Gregory P. Wilson Consulting, a consulting firm focused on policy and regulatory reform efforts since the financial crisis, including implementation of the Dodd-Frank Act and international financial regulatory developments. Mr. Wilson served as a Senior Adviser to the Bipartisan Policy Center’s Financial Regulatory Reform Initiative as well as the Financial Services Roundtable (FSR) and its Chief Risk Officer Council. He was Co-Director of the FSR’s Blue Ribbon Commission on Financial Competitiveness in 2007. Mr. Wilson served on the International Institute of Finance’s Special Committee on Effective Regulation, and he has been a past lecturer at the National Defense University’s Industrial College of the Armed Services (ICAS). From January 2015 to April 2018, Mr. Wilson served as an independent director of the Atlantic Trust Company, N.A., based in Atlanta, Georgia, a wholly-owned subsidiary of the Canadian Imperial Bank of Commerce (NYSE: CM) (CIBC). Mr. Wilson also served on the Board of Advisers to the American Association of Bank Directors.

Previously, Mr. Wilson was an Expert Principal and Senior Adviser at McKinsey & Company in its financial services practice based in Washington, D.C. During almost twenty-five years at McKinsey, Mr. Wilson served both private sector and numerous public sector clients around the world, including central bankers, ministers of finance, and financial regulators on issues of financial crisis management, regulatory reform, financial sector restructuring, and financial center competitiveness. Prior to joining McKinsey in 1989, Mr. Wilson served Secretaries of the Treasury James A. Baker III and Nicholas F. Brady as their Deputy Assistant Secretary for Financial Institutions Policy from 1986 to 1989, where he focused on resolving the savings and loan crisis and developing regulatory reforms.

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Mr. Wilson has authored or co-authored numerous books, including Managing to the New Regulatory Reality — Doing Business under the Dodd-Frank Act, Dangerous Markets: Managing in Financial Crises, and has been a frequent contributor to the American Banker, the McKinsey Quarterly, and other publications. Mr. Wilson graduated magna cum laude from Ohio Wesleyan University in 1974 with a B.A. in history as well as politics and government.

Djemi Traboulsi has served as a member of our Board of Directors since November 2017. Djemi Traboulsi is President of Capital E Advisors, Capital E Private Equity Group’s US research arm. Mr. Traboulsi has been active in the firm’s private equity business since 2002. He currently serves on boards and advisory boards of companies with ties to Capital E. From 1991 to 2001, Mr. Traboulsi was Managing Director of Kenmar International, where he was instrumental in helping develop the firm’s alternative investment group. Prior to 1991, Mr. Traboulsi held various M&A and Corporate Finance positions with Mabon, Nugent & Co. in New York. Mr. Traboulsi holds a B.A. in Business Administration from the American University of Paris, and he has attended the Leonard N. Stern School of Business at New York University.

James Erwin has served as a member of our Board of Directors since November 2017. Jim Erwin has been a Managing Partner in Erwin, Graves & Associates, L.P. (now Erwin, Graves & Jones, L.P.) since its founding in 2001. In this role he has participated in the organization, capitalization and direction of several private and public companies. Prior to 2001 he had a 30-year distinguished career in banking and finance.

In 2007 Mr. Erwin was an organizer and a lead investor in First Private Bank of Texas which opened for business with $30 million initial capital on May 1, 2007. He continued active involvement as a director of First Private until its sale to IberiaBank in 2014 and remained on advisory board of IberiaBank Texas until 2016. He also currently serves as a member of the investment advisory committee of Teakwood Capital and on the Advisory Board of CrossFirst Bank of Texas.

Previously he served as a director of Trammell Crow Company from its IPO in 1997 until its sale to CB Richard Ellis Co. in December, 2006 and was a director of Carreker Corporation from May 2001 until its sale to CheckFree, Inc. in April, 2007. His involvement on these boards included serving as lead director and chairman of audit, compensation, governance and nominating committees. He previously served as a director of Texas Capital Bancshares from May, 2001 to May, 2005 including active involvement in its IPO during this period and he also served on the boards of Select Payment Processing, Inc. and DeviceFidelity, Inc.

Mr. Erwin retired from Bank of America in June, 2000 after a career that began at First National Bank in Dallas in 1970 and continued through a series of acquisitions and mergers to conclude with his role as Vice Chairman Texas and Senior Client Executive Southwest for Bank of America. His experience spans a diverse range of domestic and international banking and corporate finance and executive management including four years of living and working in London and responsibilities that included: London Branch Manager; chief financial officer of First National Bank in Dallas; chairman of the London merchant bank, First Dallas, Ltd; president and director of InterFirst Bank Dallas; vice chairman and director of FirstRepublic Bank; and Head of Operations and Technology for NationsBank Corporation.

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Mr. Erwin has a B.S. degree in Industrial Engineering from the University of Oklahoma (May 1967) and an M.B.A. from The University of Texas at Austin (May, 1969). Prior to his career in banking he was a Project Engineer for Shell Oil Company in Houston and Assistant to the President of National Western Life Insurance Company in Austin. He also has an extensive civic service record, including serving as Chairman of the Dallas Regional Chamber of Commerce and The Dallas Opera, on the Board of the Dallas Foundation, and on the Board of Visitors of the University of Oklahoma College of Engineering. He continues to serve on the Finance and Audit Committee of the Dallas Regional Chamber and on the Board of Trustees of The Dallas Opera.

Karen Wendel has served as a member of the Board of Directors since November 2017. Ms. Wendel has served since March 2016 as Founder and Chief Executive Officer of Trust Chains, a cybersecurity consulting firm. Ms. Wendel served as the Chief Executive Officer and board member of IdenTrust from May 2003 to February 2016, a global identity solutions company, from 2003 – 2016. Ms. Wendel led IdenTrust through a major transformation in a complex, fragmented market. In her corporate and board roles during her 13 years at IdenTrust, Ms. Wendel was instrumental in the corporate strategy for growth through mergers, capital restructuring and technical due diligence associated with integrated acquired companies, successfully completing and delivering an exit for IdenTrust’s investors.

Prior to IdenTrust, Ms. Wendel was Chief Executive Officer and a board member for eFinance Corporation from 2001 – 2003. Ms. Wendel led the strategic planning, market positioning and execution tactics for eFinance and delivered an exit for her investors. Ms. Wendel is a former partner at the Capital Markets Company (CAPCO), a Belgium-based consulting firm. Ms. Wendel is the former head of the U.S. Financial Services Practice at Gemini Consulting. Ms. Wendel has expertise in Cyber Security, Identity Solutions, Security Regulations, ISO Global Standards, e-Commerce, e-Healthcare, PKI Digital Certificates and Blockchain. Ms. Wendel is an author on financial management, payments and supply chain integration; an advisor to U.S. government agencies and the European Union on emerging technologies for payments and transaction processing; and a keynote speaker at major international banking conferences. Ms. Wendel earned degrees in International Relations and Economics from Brigham Young University.

Corporate Governance

Number and Terms of Office of Officers and Directors

We have eight directors. Our board of directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of James Erwin and Karen Wendel, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Gregory Wilson, Scott Reed and Philippe De Backer will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Baudouin Prot, Djemi Traboulsi and Elias Farhat, will expire at the third annual meeting of stockholders. We may not hold an annual meeting of stockholders until after we consummate our initial business combination.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Treasurer and such other offices as may be determined by the board of directors.

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Committee Membership; Meetings and Attendance

Our board of directors has two standing committees: an audit committee and a compensation committee. Both our audit committee and our compensation committee are comprised solely of independent directors.

During the fiscal year ended December 31, 2018:

●	our board of directors held three meetings;

●	seven meetings of the audit committee were held; and

●	one meeting of the compensation committee was held.

Each of our incumbent directors attended or participated in at least 75% of the meetings of our board of directors and the respective committees of which he or she is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2018.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have established an audit committee of the board of directors. Mr. James Erwin, Ms. Karen Wendel and Mr. Gregory P. Wilson will serve as members of our audit committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent.

Each member of the audit committee is financially literate. Our board of directors has determined that Mr. Gregory P. Wilson qualifies as an “audit committee financial expert” as defined in applicable SEC rules, and he currently serves as audit committee chair.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•	pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

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•	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors. Mr. James Erwin, Ms. Karen Wendel and Mr. Gregory P. Wilson will serve as members of our compensation committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving on an annual basis the compensation of all of our other officers;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

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Notwithstanding the foregoing, as indicated above, other than the $10,000 per month administrative fee payable to our sponsor and reimbursement of expenses and our agreement with Baudouin Prot to pay Mr. Baudouin Prot $12,500 per month until the earlier of December 2019 and the closing of our initial business combination, no compensation of any kind, including finders, consulting or other similar fees, will be paid by us to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of a business combination.

Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Director Nominations

We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the NASDAQ Rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

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Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
James Erwin

Karen Wendel

Greg Wilson

* The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more officers serving on our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2018 there were no delinquent filers.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics as an exhibits to our registration statement in connection with our initial public offering. You may review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us.

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Executive Compensation

With the exception of Baudouin Prot, none of our officers or directors has received any cash compensation for services rendered to us. We have agreed to pay our sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including finder’s and consulting fees, will be paid to our sponsor, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates. Our Sponsor will continue to pay Mr. Baudouin Prot $12,500 per month until the earlier of December 2019 and the closing of our initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us regarding the beneficial ownership of our common stock as of October 15, 2019, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of our common stock; and

•	all our executive officers and directors as a group. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this Annual Report.

On August 24, 2017, our sponsor acquired 4,312,500 founder shares in exchange for a capital contribution of $25,000, or approximately $0.006 per share. In February 2018 our sponsor forfeited 431,250 founder shares. In February 2018, our sponsor transferred 20,000 founder shares to each of our Independent director nominees at their original purchase price. In June 2018 the sponsor forfeited 267,300 founder shares and the anchor investor purchased 267,300 founder shares for an aggregate purchase price of $1,980.

The following table presents the number of shares and percentage of our common stock owned by our initial stockholders.

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	After Offering
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock(2)
Level Field Capital, LLC(3)	3,578,250	18.4%
Baudouin Prot	—	*
Philippe De Backer	—	*
Scott Reed	—	*
Elias Farhat(3)	3,578,250	18.4%
Gregory P. Wilson	20,000	*
James Erwin	20,000	*
Djemi Traboulsi(3)	3,578,250	18.4%
Karen Wendel	20,000	*
All executive officers and directors as a group (8 individuals)	3,638,250	18.7%
Basso Spac Fund LLC(4)	984,046	6.3%
Blackrock, Inc.(5)	1,215,000	7.8%
Hawkeye Capital Master(6)	1,100,000	7.1%
Oxford Asset Management LLP(7)	940,000	6.05%
Weiss Asset Management LP(8)	1,056,625	6.81%
AQR Capital Management, LLC(9)	960,000	6.18%
Glazer Capital, LLC(10)	1,248,600	8.0%

*       Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o LF Capital Acquisition Corp., 600 Madison Avenue, Suite 1802, New York, NY 10022.

(2)	Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares will automatically convert into shares of Class A common stock at the time of our initial Business combination on a one-for-one basis, subject to adjustment, as described in the section of this Annual Report entitled “Description of Securities.” The information on the approximate percentage ownership of our outstanding common stock is of our Class A common stock and Class B common stock on a combined basis.

(3)	Level Field Capital, LLC is the record holder of the shares reported herein. Level Field Partners, LLC is the managing member of Level Field Capital, LLC. Level Field Management, LLC is the managing member of Level Field Partners, LLC. Level Field Management, LLC is managed by its two members, Elias Farhat and Djemi Traboulsi. Messrs. Farhat and Traboulsi disclaim beneficial ownership of these shares other than to the extent of any pecuniary interest they may have therein.

(4)	According to a Schedule 13G/A filed with the SEC on January 25, 2019 on behalf of Basso SPAC Fund LLC, a Delaware limited liability company. The business address of this shareholder is1266 East Main, Street, Fourth Floor, Stamford, Connecticut 06902.

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(5)	According to a Schedule 13G filed with the SEC on February 8, 2019 on behalf of Blackrock, Inc., a Delaware corporation. The business address of this shareholder is 55 East 52nd Street, New York, NY 10055.

(6)	According to a Schedule 13G filed with the SEC on February 12, 2019 on behalf of Hawkeye Capital Master, a company incorporated under the laws of the Cayman Islands. The business address of this shareholder is w/o The Harbour Trust Co., Ltd. PO Box 897, Windward 1, Regatta Office Park, West Bay Road, Grand Cayman KY1-1103 Cayman Islands.

(7)	According to a Schedule 13G filed with the SEC on February 13, 2019 on behalf of Oxford Asset Management LLP, a limited liability partnership incorporated in England and Wales. The business address of this shareholder is OxAM House, 6 George Street, Oxford, United Kingdom, OX1 2BW.

(8)	According to a Schedule 13G filed with the SEC on February 14, 2019 on behalf of Weiss Asset Management LP, a Delaware limited partnership. The business address of this shareholder is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116.

(9)

According to a Schedule 13G/A filed with the SEC on February 14, 2019 on behalf of AQR Capital Management, LLC,  a Delaware limited liability company.  The business address of this shareholder is Two Greenwich Plaza, Greenwich, CT 06830.

(10)

According to a Schedule 13G filed with the SEC on February 14, 2019 on behalf of Glazer Capital, LLC, a Delaware limited liability company.  The business address of this shareholder is 250 West 55th Street, Suite 30A, New York, NY 10019.

Our initial stockholders beneficially own 20% of the issued and outstanding shares of our common stock. Because of this ownership block, our initial stockholders may be able to effectively influence the outcome of all matters requiring approval by our stockholders, including the election of directors, amendments to our amended and restated certificate of incorporation and approval of significant corporate transactions, including approval of our initial business combination.

The holders of the founder shares have agreed (A) to vote any shares owned by them in favor of any proposed business combination and (B) not to redeem any shares in connection with a stockholder vote to approve a proposed initial business combination.

Our sponsor and our executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

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Our anchor investor owns 1,336,500 public units. Further, the anchor investor has agreed with us that, if it does not own a minimum of 1,336,500 public shares at the time of any stockholder vote with respect to an initial business combination or the business day immediately prior to the consummation of our initial business combination, it will forfeit all or a portion of the 267,300 founder shares it purchased prior to our initial public offering on a pro rata basis. In such a case, our sponsor (or its designee), will repurchase on a pro rata basis the private placement warrants held by our anchor investor at its original purchase price. There can be no assurance what amount of equity the anchor investor will retain, if any, upon the consumation of our initial business combination. As a result of the founder shares and private placement warrants that our anchor investor may hold, it may have different interests with respect to a vote on an initial business combination than other public stockholders.

Restrictions on Transfers of Founder Shares and Private Placement Warrants

The founder shares and private placement warrants and any shares of Class A common stock issued upon conversion or exercise thereof are subject to transfer restrictions pursuant to lock-up provisions in a letter agreement with us to be entered into by our sponsor, officers and directors. Those lock-up provisions provide that such securities are not transferable or salable (i) in the case of the founder shares, until the earlier of (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last sale price of our Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (ii) in the case of the private placement warrants and the Class A common stock underlying such warrants, until 30 days after the completion of our initial business combination, except in each case (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any members of our sponsor, or any affiliates of our sponsor, (b) in the case of an individual, by gift to a member of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of a business combination at prices no greater than the price at which the securities were originally purchased; (f) in the event of our liquidation prior to the completion of our initial business combination; (g) by virtue of the laws of Delaware or our sponsor’s limited liability company agreement upon dissolution of our sponsor; (h) in the event of our liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to the completion of our initial business combination; provided, however, that in the case of clauses (a) through (e) and (h) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions.

Changes in Control

None.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 24, 2017, we issued an aggregate of 4,312,500 founder shares to our sponsor in exchange for a capital contribution of $25,000, or approximately $0.006 per share. In February 2018 our sponsor forfeited 431,250 founder shares. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of our initial public offering. In February 2018, our sponsor transferred 20,000 founder shares to each of our independent director nominees at their original purchase price. In June 2018, our sponsor forfeited 267,300 founder shares. Our anchor investor purchased 267,300 founder shares for an aggregate purchase price of $1,980, or approximately $0.007 per share. The founder shares (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Our sponsor and our anchor investor, pursuant to written agreements, purchased an aggregate of 7,760,000 private placement warrants for a purchase price of $1.00 per warrant in a private placement that occurred simultaneously with the closing of our initial public offering. As such, our sponsor’s and our anchor investor’s interests in this transaction is valued at an aggregate of $7,760,000. Among the private placement warrants, 7,209,560 warrants were purchased by our sponsor and 550,440 warrants were purchased by our anchor investor. Each private placement warrant entitles the holder to purchase one share of our Class A common stock at $11.50 per share. The private placement warrants (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

As more fully discussed in Item 10 of this Annual Report — entitled “Conflicts of Interest,” if any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us. Commencing with the initial public offering, we have agreed to pay our sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

Other than our agreement to pay B. Prot Conseils, an entity controlled by Mr. Baudouin Prot, $12,500 per month for the period through the earlier of December 2019 and the closing of our initial business combination, no compensation of any kind, including finder’s and consulting fees, will be paid to our sponsor, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination.

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However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Our anchor investor purchased $13.365 million of public units in our initial public offering and we have agreed to direct the underwriters to sell to our anchor investor such number of public units. Further, the anchor investor has agreed with us that, if it does not own a minimum of 1,336,500 public shares at the time of any stockholder vote with respect to an initial business combination or the business day immediately prior to the consummation of our initial business combination, it will forfeit all or a portion of the 267,300 founder shares it purchased prior to our initial public offering on a pro rata basis. In such a case, our sponsor (or its designee), will repurchase on a pro rata basis the private placement warrants held by our anchor investor at its original purchase price. There can be no assurance what amount of equity the anchor investor will retain, if any, upon the consummation of our initial business combination. As a result of the founder shares and private placement warrants that our anchor investor may hold, it may have different interests with respect to a vote on an initial business combination than other public stockholders.

Our sponsor made a commitment to loan us up to $500,000 to be used for a portion of the expenses of our initial public offering. This loan is non-interest bearing, unsecured and was repaid upon the closing of our initial public offering. The value of our sponsor’s interest in this transaction corresponds to the principal amount outstanding under any such loan.

In addition, in order to finance transaction costs in connection with an intended initial business combination, on March 4, 2019, the Company issued the Convertible Note to our Sponsor, pursuant to which our Sponsor agreed to provide a Working Capital Loan to the Company of up to $1.5 million. The Company was provided $400,000 in loan proceeds on March 4, 2019 pursuant to the Convertible Note. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

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We have entered into a registration rights agreement with respect to the private placement warrants, the warrants issuable upon conversion of working capital loans (if any) and the shares of Class A common stock issuable upon exercise of the foregoing and upon conversion of the founder shares.

Related Party Policy

We have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company. Our code of ethics which we have adopted prior to the consummation of our initial public offering is filed as an exhibit to the registration statement filed with the Commission in connection with our initial public offering.

In addition, our audit committee, pursuant to its written charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made to our sponsor, officers or directors, or our or their affiliates (except for our agreement with B. Prot Conseils, an entity controlled by Baudouin Prot), for services rendered to us prior to or in connection with the completion of our initial business combination.

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Ms. Wendel and Messrs. Prot, Erwin, Farhat, Wilson and Traboulsi are “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

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PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL ONE — ELECTION OF TWO CLASS I DIRECTORS

Our amended and restated certificate of incorporation provides for a Board of Directors classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of 8 directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Mr. Erwin and Ms. Wendel are nominated for election at this Annual Meeting of stockholders, as Class I directors, to hold office until the annual meeting of stockholders in 2021, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as a Class I director, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The two nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

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PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the Audit Committee’s selection of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2019. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2019, our Audit Committee may reconsider the selection of RSM as our independent registered public accounting firm.

RSM has audited our financial statements for the fiscal years ended December 31, 2017 and December 31, 2018. A representative of RSM is not expected to be present at the Annual Meeting. The following is a summary of fees paid or to be paid to RSM for services rendered.

The firm of RSM US LLP acts as our independent registered public accounting firm. The following is a summary of fees paid RSM US LLP for services rendered.

Audit Fees

During the years ended December 31, 2018 and 2017, audit fees for our independent registered public accounting firm were approximately $99,500 and $29,000, respectively.

Audit-Related Fees

During the years ended December 31, 2018 and 2017, audit-related fees for our independent registered public accounting firm were $0.

Tax Fees

During the years ended December 31, 2018 and 2017, fees for tax services for our independent registered public accounting firm were $0.

All Other Fees

During the years ended December 31, 2018 and 2017, fees for other services were $0.

Our Audit Committee has determined that the services provided by RSM are compatible with maintaining the independence of RSM as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our initial public offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof  (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of RSM requires the vote of a majority of the votes cast by stockholders present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of RSM as our independent registered public accounting firm.

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OTHER MATTERS

Submission of Stockholder Proposals for the 2020 Annual Meeting

We anticipate that the 2020 annual meeting of stockholders will be held no later than December 31, 2020. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 600 Madison Avenue, Suite 1802, New York, NY 10022 no later than July 31, 2020.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of  (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2020 annual meeting of stockholders, assuming the meeting is held on or about December 3, 2020, notice of a nomination or proposal must be delivered to us no later than September 4, 2020 and no earlier than August 5, 2020. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 600 Madison Avenue, Suite 1802, New York 10022, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov.

We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission. Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to LF Capital Acquisition Corp., 600 Madison Avenue, Suite 1802, New York, NY 10022, Attn: Secretary.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

LF CAPITAL ACQUISITION CORP.

2019 Annual Meeting of Stockholders

December 3, 2019, 11:30 A.M. local time

This Proxy is Solicited On Behalf Of The Board Of Directors

Vote Your Proxy by mail: **Mark, sign and date your proxy card and return it in the postage-paid envelope provided.**

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

   Election of Class I Directors:

   (1) James Erwin
   (2) Karen Wendel

   FOR All ☐ WITHHOLD ALL ☐ FOR All EXCEPT* ☐

   FOR ☐ AGAINST ☐ ABSTAIN ☐

*** Instruction: To withhold authority to vote for any individual nominee, mark the "For all Except" box above and write that nominee's name on the line provided below.**

____

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTROL NUMBER

Signature________________________________ **Signature, if held jointly**__________________________________ **Date**___________, **2019.**

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

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LF CAPITAL ACQUISITION CORP.

This Proxy Statement and the 2018 Annual Report on Form 10-K are available at: https://www.cstproxy.com/lfcapitalacquisitioncorp/2019

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LF CAPITAL ACQUISITION CORP.

LF CAPITAL ACQUISITION CORP.

Suite 1802, 600 Madison Avenue
New York New York 10022

The undersigned hereby appoints Philippe De Backer and Scott Reed, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of LF Capital Acquisition Corp. (the "Company") held of record by the undersigned at the close of business on October 24, 2019 at the Annual Meeting of Stockholders to be held at the offices of Venable LLP, located at 1270 Avenue of the Americas, 24th Floor, New York, New York on December 3, 2019, at 11:30 a.m., local time, or any adjournment or postponement thereof (the "Meeting") and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued and to be marked, dated and signed, on the other side)

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